FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)


       NEW JERSEY                    0-7405                      22-1937826
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(State of Incorporation)      (Commission File No.)             (IRS Employer
                                                             Identification No.)


        1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
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        Registrant's telephone number. Including area code (856) 428 7952
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                 (Former Address, if changed, since last report)


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Item 5. Other Materially Important Events

Registrant entered into an employment agreement with Mr, Sidney Braginsky as President COO of the Company effective July 9, 2001.

Mr. Braginsky most recently was:

President of OLYMPUS AMERICA LTD. (1994 - 2000) having served in various executive senior management positions in device development and commercialization during his 27 years of medical device experience with the Company.

Chairman of the International Standards Organization Technical Committee 172 responsible for world standards of Optical and Electro-Optical devices. Chairman of the Board of City College of New York (CCNY) Robert Chambers Laboratory. He also presently serves on a number of Corporate Board of Directors

OLYMPUS OPTICAL Co., Ltd. Is a multi-national corporation headquartered in Tokyo, Japan. OLYMPUS is a world leader in microscopes, endoscopes, automatic blood and fluid chemistry analyzers, measuring research, industrial and consumer products.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                      MEDICSCIENCE TECHNOLOGY CORPORATION



                                              /s/ Peter Katevatis
                                      -----------------------------------
                                           Peter Katevatis, Chairman


Dated July 25, 2001